UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2004

MERISEL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17156	95-4172359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Continental Boulevard, El Segundo, California 90245-0948

(Address of Principal Executive Offices) (Zip Code)

(310) 615-3080

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01. Other Events

On September 1, 2004, the Company issued a press release announcing that the Company’s board of directors approved a stock repurchase program and authorized the repurchase of up to $1.0 million of the Company’s outstanding common stock. The purchases are expected to be made on the open market over the next several months, depending upon market conditions.

A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1- Press Release dated September 1, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISEL, INC.

By:	/s/ TIMOTHY N. JENSON
TIMOTHY N. JENSON
Chief Executive Officer and President

Date: September 1, 2004